STEWART CAPITAL MID CAP FUND,
a series of the
STEWART CAPITAL MUTUAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the Stewart Capital Mid Cap Fund’s (the “Fund”) prospectus. The Fund’s prospectus, dated May 1, 2016, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus.

For a free copy of the current prospectus or annual report, contact your investment representative, go to www.stewartcap.com, or call (877) 420-4440.

FUND HISTORY AND CLASSIFICATION

The name of the fund is Stewart Capital Mid Cap Fund (the "Fund"), which is a diversified series of the Stewart Capital Mutual Funds (the “Trust”). The Trust, an open-end, diversified investment management company, commonly called a mutual fund, was organized in Delaware on September 22, 2006 and registered with the Securities and Exchange Commission (the “SEC”). The Fund’s investment adviser is Stewart Capital Advisors, LLC (the “Adviser”).

The Trust currently offers a single series of shares. The Board of Trustees (the “Board” or “Board of Trustees”) may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Each share represents a proportionate interest in the Fund’s assets. All shares have the same voting and other rights and preferences. The shares have noncumulative voting rights. For elections of members of the Board, this gives holders of more than 50% of the shares the ability to elect all of the members of the Board. If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

The Fund does not intend to hold annual shareholder meetings and is not required to do so. The Fund may hold special meetings, however, for matters requiring shareholder approval. A special meeting may also be called by the Board and certain officers in their discretion.

INVESTMENT STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund’s policies or restrictions. Except in the case of borrowing or illiquid securities, if a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The following investment policies and restrictions supplement those set forth above and in the prospectus. Whenever any investment restriction (other than restrictions related to borrowing and to illiquid securities) states a maximum percentage of the Fund’s assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund’s acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

Other Investment Practices

While the Fund does not anticipate utilizing them on a regular basis, the Fund may from time to time employ the following investment practices.

Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of Fund net assets. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. This restriction will not apply to securities purchased pursuant to Rule 144A.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted securities or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities or illiquid securities promptly or at reasonable prices and may thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, acting under the supervision of the Board, will monitor the liquidity of restricted securities in the Fund’s portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Covered Options. The Fund may purchase put and call options on securities, stock indices, interest rate indices, commodity indices, and/or foreign currencies. These transactions will be undertaken only for the purpose of reducing risk to the Fund; that is, for “hedging” purposes. The total market value of securities covering call or put options may not exceed 25% of the Fund’s total assets. No more than 5% of the Fund’s total assets will be committed to premiums when purchasing call or put options. The Fund will write options only if they are “covered.” In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date. The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked price.

There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase and sell options on stock index futures contracts.

In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund’s custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund’s broker.

The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

Convertible Securities and Warrants. The Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Real Estate Investment Trusts (“REITs”). When deemed appropriate by the Adviser, the Fund may invest up to 5% of its net assets in securities of REITs. REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unit holders if it distributes to shareholders or unit holders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unit holders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unit holders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in a REIT indirectly through a fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REIT in which the Fund invests.

Lending of Portfolio Securities. The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, such loans are required to be secured continuously by collateral consisting of liquid assets maintained in an amount at least equal to the market value of the securities loaned. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower’s default will not yield proceeds sufficient to replace the loaned securities. The Fund has the right to call such a loan and obtain the securities loaned or equivalent securities at any time on five days’ notice. During the existence of a loan, the Fund will receive the income earned on investment of the collateral. Any such investment on collateral will be subject to the Fund’s investment risks. The aggregate value of the securities loaned by the Fund may not exceed 33 1/3% of the value of the Fund’s net assets (including collateral for any stock loaned).

Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Fund’s investment in other investment companies will be limited by the requirements of Section 12(d) of the 1940 Act, to the extent applicable, which sets forth certain limitations regarding investment companies investing in other investment companies. Section 12(d)(1) prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

Exchange-Traded Funds. Exchange-traded funds (“ETFs”) are exchange-traded investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value (the “NAV”) of the particular fund.

As a shareholder in an investment company, including an ETF, the Fund would bear its ratable share of that entity’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

CERTAIN FUND POLICIES

The following restrictions may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The approval of a majority of the Fund’s outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

As a matter of fundamental policy, the Fund may not:

(a)	concentrate more than 25% of its net assets in any particular industry or group of related industries;

(b)
Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. Under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

(c)
make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act. The 1940 Act does not currently permit the Fund to make loans unless the loan is authorized by the vote of the majority of the Fund’s outstanding voting securities and the loan is made in accordance with the recitals of policy contained in the fund’s registration statement When the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan;

(d)
purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(e)
purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

(f)
act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

Non-Fundamental Investment Policy

The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

DISCLOSURE OF PORTFOLIO HOLDINGS

Public Disclosure

The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the Fund’s fiscal quarter. Until such time as this information is filed, it will be Nonpublic Holdings Information, as defined below, and subject to the Fund’s procedures regarding the disclosure of Nonpublic Holdings Information.

Nonpublic Disclosure

The Board has adopted policies and procedures (the “Disclosure Policies”), which prohibit the release of information concerning portfolio holdings, or information derived therefrom (“Nonpublic Holdings Information”), that has not been made public through SEC filings. Different exceptions to this prohibition are made depending on the type of third party that receives the Nonpublic Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Fund, or otherwise use the information in a way that would harm the Fund, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

Ongoing Arrangements

Adviser: Nonpublic Holdings Information and information derived there from may be provided on a continuous basis to Adviser employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel, without prior approval. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Adviser’s Code of Ethics and the Trust’s Code of Ethics.

Trust Board of Trustees: Nonpublic Holdings Information and information derived therefrom may be provided on a quarterly or more frequent basis to the Trust’s Board of Trustees, particularly in connection with quarterly Board meetings. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Trust’s Code of Ethics.

Fund Service Providers: The Fund’s custodian, transfer agent, administrator, distributor, financial printer and the like may receive Nonpublic Holdings Information on a continuous or other periodic basis, provided that such organization has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information. Before Nonpublic Holdings Information is provided to a new service provider or a prospective service provider, the Trust’s Chief Compliance Officer must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the Fund. Any such determination made during a calendar quarter shall be reported to the Trust’s Board of Trustees at the next quarterly meeting.

The Trust’s outside counsel and the Fund’s independent registered public accounting firm may receive Nonpublic Holdings Information in connection with their services to the Fund, particularly with respect to quarterly Board meetings and the annual fund audit. Each of these are subject to pre-existing fiduciary duties or duties of confidentiality arising from established rules of professional responsibility and ethical conduct.

Fund Ranking and Ratings Organizations: Nonpublic Holdings Information may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody’s, and Standard & Poor’s, and to entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that the recipient has entered into a written agreement with the Trust on behalf of the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information. The Trust’s Chief Compliance Officer will maintain a list of all such rankings or ratings organizations to which such information is provided, and must approve the addition of any new such rankings or ratings organizations. The Fund may not receive any compensation for providing this information. The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not prior to ten business days following the end of the period.

Other Circumstances

When Required by Applicable Law: Nonpublic Holdings Information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters. The Trust’s Chief Compliance Officer must approve the provision of such information and report on any such provision at the next quarterly Board of Trustees meeting.

Disclosure to Investors, Prospective Investors, and Investor Consultants: Nonpublic Holdings Information may not be provided to investors, prospective investors or investor consultants without prior approval of the Trust’s Chief Compliance Officer. The Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Adviser and the Adviser’s affiliates on the other hand, and (3) the recipient has agreed in writing to maintain the confidentiality of the Nonpublic Holdings Information and not to trade on the basis of any such information that is material nonpublic information. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Adviser on the other hand, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the Fund and its shareholders. The Fund’s Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders and reporting on such disclosure at the next quarterly Board of Trustees meeting.

Disclosure of Limited Holdings: Portfolio managers, analysts and other personnel of the Adviser may discuss limited portfolio information, such as recent purchases or sales or certain current holdings, in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives without prior approval. The securities subject to these views and statements may be ones that were purchased or sold since the Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings disclosed in its SEC filings. In no case will a material number of portfolio holdings be provided that have not yet been filed with the SEC unless the Chief Compliance Officer has approved the disclosure based in part on the recipient having agreed in writing to maintain the confidentiality of such information and not to trade on the basis of any such information which is material nonpublic information.

In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services) or in connection with portfolio transactions.

No Compensation or Consideration. Neither the Fund, nor its Adviser or any director, officer or employee of either will solicit or accept any compensation or other consideration in connection with the disclosure of Nonpublic Holdings Information.

The Trust’s Chief Compliance Officer must provide a quarterly report to the Trust’s Board of Trustees addressing these policies and procedures.

MANAGEMENT OF THE FUND

The Trust has a Board of Trustees. Each Trustee will serve until that person resigns and/or a successor is elected and qualified. The Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Fund’s day-to-day operations. The name, age and address of the officers and Board members, as well as their positions with the Trust, and principal occupations during the past five years are shown below. The Fund is the only portfolio overseen by each Trustee.

Name, Year of Birth, and Address	Length of Time Served* and Term of Office	Fund Position	Principal Occupation(s) During Past Five Years	Other Directorships Served During Past Five Years**
Independent Trustees
Debbie Shuster, 1962 Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Since Inception; Indefinite	Trustee	Director of Business Strategy, Seltzer Financial Strategies, LLC, ( wealth management ), 2008-Present	None

Name, Year of Birth, and Address	Length of Time Served* and Term of Office	Fund Position	Principal Occupation(s) During Past Five Years	Other Directorships Served During Past Five Years**
Brian A. Maxwell, 1966 Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Since Inception; Indefinite	Trustee	Vice President/Investment Officer, Mill Creek Capital Advisors, LLC, 2011- Present. Investment Consultant, Yanni Partners, a Division of GBS Investment Consulting, LLC, 1999-2010	None
Interested Trustee and Fund Officers
Malcolm E. Polley, 1962**** Stewart Capital Advisors, LLC, 800 Philadelphia Street, Indiana, PA 15701	Since Inception; Indefinite	Trustee, President	Executive Vice President/Chief Investment Officer, S&T Wealth Management Group, 2001- 2015; President/Chief Investment Officer, Stewart Capital Advisors, LLC, 2004-Present	None
Timothy P. McKee, 1960 S&T Bank, 800 Philadelphia Street, Indiana, PA 15701	Since Inception; Indefinite	Treasurer, Secretary	Senior Vice President/Senior Financial Officer, S&T Bank, 2001-Present; Chief Compliance Officer/Treasurer, Stewart Capital Advisers, 2006- 2014	***
Matthew S. Hardin, 1961 Hardin Compliance Consulting, LLC 290 Northgate Drive Suite 100 Warrendale, PA 15086	Since 1-1-09; Indefinite	Chief Compliance Officer	Owner and President, Hardin Compliance Consulting LLC, 2006-Present	***

*	Commencement of the Fund’s operations in December 2006.
**
Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

***	N/A for Fund officers.
****	Mr. Polley is an interested Trustee by virtue of being Trust president and an officer of the Adviser.

The Trust is led by Mr. Polley, who has served as the Chairman of the Board and President since the Trust’s organization in 2006. The Board of Trustees is comprised of Mr. Polley, an interested person by virtue of his employment with Stewart Capital Advisors, LLC, investment adviser to the Fund, and the following independent Trustees, Debbie Shuster, and Brian A. Maxwell. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board shall preside at all meetings of the Board and shall have such other powers and duties as may be prescribed by the Board or as provided in the Declaration of Trust or the By Laws. Generally, the Trust believes it best to have a single leader who is seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairperson, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

The Board has a standing independent Audit committee. The members of the Audit Committee meet regularly with the Chief Compliance Officer. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives reports from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial reporting risk to be within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Independent Auditor has open access to the Audit Committee members.

Ms. Shuster has over 26 years experience as a CPA in a variety of financial and accounting positions. She began her career with the firm KPMG in Washington, D.C. after graduating from Penn State with a Bachelor of Science Degree in Accounting. She has been on both sides of financial institutions; as an independent and internal auditor. She later went on to become a Partner in a regional accounting firm. She left the firm to become the CEO of a new aviation company of which the sole purpose was to acquire Fixed Base Operators across the country, consolidate and financially strengthen them, and ultimately sell the company. After the sale, Debbie began her own business consulting company. She holds a series 7 and Life Insurance license and is licensed to do business in PA, VA, MD, DC, and NY. She currently works with Seltzer Financial Strategies, LLC in Altoona PA.

Mr. Brian Maxwell has over 23 years of professional experience in the investment industry. He has a BS/BA in Finance and is a Chartered Financial Analyst (CFA) and Accredited Investment Fiduciary (AIF). In addition, Mr. Maxwell has over 11 years experience in business management, supervising personnel and directing corporate initiatives. Mr. Maxwell’s Board experience includes serving on the Board of Directors of Yanni Partners from 2005-2007, the Board of Trustees of West Virginia Wesleyan College from 2008-present and as Investment Committee Chairman of West Virginia Wesleyan College from 2009-present. Mr. Maxwell also has 23 years experience performing due diligence on investment management firms and mutual funds.

Mr. Malcolm E. Polley is the President and Chief Investment Officer of the Trust and the Adviser. He has more than 21 years experience as chief or senior investment officer and over 27 years experience in the financial services sector. He has extensive experience in establishing investment policies and procedures and also in marketing a variety of investment products. Mr. Polley’s current professional memberships include the CFA Society of Pittsburgh, of which he is a past president, and the CFA Institute, which is a global, nonprofit member organization of financial analysts, portfolio managers, and other investment professionals. He is also a member of the Business Advisory Council for the Indiana University of Pennsylvania Eberly College of Business and Technology, and a board member of Downtown Indiana. Mr. Polley holds a Bachelor’s of Business Administration from Iowa State University with an emphasis in Securities and Portfolio Analysis.

Interested Board Trustees and Trust officers are not compensated by the Fund. The Fund pays independent Board Trustees $4,000 per year, plus $2,000 per Board of Trustees’ meeting attended. When committee meetings take place at the same time and location as a full Board meeting, Board Trustees who attend will receive $2,000 total for attending both. Trustees receive no pension or retirement benefits from the Fund. The total fees the Fund paid the Trustees for the fiscal year ended December 31, 2015 are set forth below.

Name	Aggregate Compensation from the Fund
Debbie Shuster	$12,000
Brian A. Maxwell	$12,000
Gayland B. Cook*	$12,000
Malcolm E. Polley	$0

*	Mr. Cook passed away in July 2016, after the end of the period covered by this table.

Independent Board Trustees are reimbursed by the Fund for expenses incurred in connection with attending Board meetings.

The following tables provide the dollar range of equity securities beneficially owned by the Trustees of the Fund on December 31, 2015.

Name	Dollar Range of Shares in the Fund
Malcolm E. Polley	$50,001 - $100,000
Debbie Shuster	$1 - $10,000
Brian A. Maxwell	$1 - $10,000
Gayland B. Cook*	$10,001 - $50,000

*	Mr. Cook passed away in July 2016, after the end of the period covered by this table.

Board Committee

The Board has created an audit committee whose members consist of Debbie Shuster and Brian A. Maxwell, each of whom is an independent Trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. The audit committee met twice during the fiscal year ended December 31, 2015. The Board has no other committees.

Code of Ethics

The Fund, the Adviser and the Fund’s distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Under the codes of ethics, employees who are designated as access persons may engage in personal securities transactions, but access persons of the Fund and the Adviser are restricted from purchasing securities that are being considered for the Fund. The personal securities transactions of access persons of the Fund, and the Adviser will be governed by the codes of ethics. The Fund’s and the Adviser’s codes of ethics are on file with, and available from, the SEC.

Proxy Voting Policies and Procedures

The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Adviser, in accordance with the Proxy Voting Policies and Procedures (the “Policies”) adopted by the Adviser, which are set forth below. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended each June 30 is available without charge upon request by calling (toll-free) 1-877-420-4440 or by accessing the website of the SEC at http://www.sec.gov.

Stewart Capital Proxy Voting Policies and Procedures

STEWART CAPITAL ADVISORS LLC
PROXY VOTING POLICY

This policy applies to the voting of proxies representing securities held in client accounts over which the Adviser has discretionary authority and/or voting authority. The Adviser’s general policy is to vote proxies in a manner that best serves the long-term interests of its clients.

The Adviser has contracted with an unaffiliated third party to provide voting services for all individual proxies. The Adviser relies on the proxy voting service to provide recommendations and place votes for all proxies in accordance with the guidelines listed below. The Investment Policy and Strategy Committee (the “IPSC”) will review all recommendations from the proxy voting service prior to the relevant voting deadline. The IPSC will maintain documentation relating to any proxies voted by them as part of the minutes of the IPSC.

The following are specific guidelines for the voting of proxies:

Conflict of Interest:

The IPSC shall determine whether any conflict of interest exists between the Adviser, its affiliates, its officers or employees, and the issuer of the security. If a conflict is determined to exist, the IPSC will rely solely on the recommendations of the proxy voting service. In addition, the Adviser may contact the client to disclose the conflict and obtain the client’s consent or directions with regard to voting the proxy.

No Conflict of Interest:

Routine & Non-Routine Matters:

In general, the Adviser will vote proxies in accordance with the Glass Lewis guidelines which are incorporated herein by reference.

Case by Case Exceptions:

In some circumstances, one or more members of the Adviser may have insight into the issue being voted. This is most likely to occur when the security is a followed security of the Adviser. In such circumstances, the Adviser may choose to make case by case decisions that do not conform to the Glass Lewis guidelines. One or more portfolio managers will alert the investment analyst responsible for voting proxies to coordinate the voting and present the proxy to the IPSC for case by case consideration and vote.

In addition to proxies presented to IPSC for case by case consideration, the investment analyst responsible for proxy voting will review the pending votes recommended by the proxy voting service to see that votes are in line with recommendations received or as overridden by IPSC. Finally, the investment analyst responsible for proxy voting will present ongoing proxy voting reports at IPSC meetings for committee members to review and approve.

Client Specific Guidelines:

Clients may provide direction to the Adviser with respect to specific issues related to securities held in their accounts. The Adviser will follow such direction for shares held by such clients but will follow the guidelines otherwise stated here for shares held by all other clients.

Pursuant to SEC Rule 206(4)-6, clients may request a copy of these policies or documentation relating to any proxy that was voted by contacting the Adviser. Under federal securities laws, the Adviser is required to retain proxy voting policies and procedures, records of votes cast on behalf of clients, records of written requests from clients for proxy voting information, and any documents prepared by the Adviser and/or the proxy voting service that were material in making a proxy voting decision or that memorialized the basis for the decision.

OWNERSHIP OF FUND SHARES

As of April 1, 2016, the Trustees and Fund officers, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund.

Generally, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Fund is presumed to control that Portfolio. A person who controls a Fund may be able to determine the outcome of any Fund submitted to a vote of shareholders. The following shareholders owned of record or beneficially 5% or more of the Fund’s outstanding shares as of April 1, 2016:

Name	Percentage Ownership of the Fund
Charles Schwab & Company, Incorporated Custody Account for Customers of Charles Schwab 101 Montgomery Street San Francisco, CA 94104	41.73%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Fund’s investment adviser is Stewart Capital Advisors, LLC. The Adviser is a wholly-owned subsidiary of S&T Bank, which provides a full range of financial services to businesses and individuals in Western Pennsylvania. S&T Bank in turn is a wholly-owned subsidiary of S&T Bancorp, Inc., a financial holding company headquartered in Indiana, Pennsylvania. The Adviser and its direct and indirect corporate parents are located at 800 Philadelphia Street, Indiana, Pennsylvania 15701. Malcolm E. Polley is one of the Fund’s portfolio managers, and is also the Fund’s President and one of its Trustees. In addition, Mr. Polley serves as President and Chief Investment Officer of the Adviser. More information concerning Mr. Polley is set forth below in the section “Portfolio Manager Information”.

Subject to the general supervision of the Board, the Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser, with respect to the Fund (the “Advisory Agreement”).

The Adviser provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The Adviser also selects the brokers who execute the Fund’s portfolio transactions. The Adviser provides periodic reports to the Board, which reviews and supervises the Adviser’s investment activities. To protect the Fund, the Adviser and its officers, directors and employees are covered by fidelity insurance. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Board or by majority vote of the Fund’s outstanding voting securities (as defined by the 1940 Act) on 60 days’ written notice by either party and will terminate automatically upon assignment.

The Adviser manages other client accounts and anticipates that it will manage other pooled investment vehicles in the future. The Adviser may give advice and take action with respect to any of the other funds or client accounts it manages, or for its own account, that may differ from action taken by the Adviser on behalf of the Fund. Similarly, with respect to the Fund, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund pays the Adviser a monthly fee equal to an annual rate of 0.70% of the average daily net assets of the Fund. The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement.

The Fund is responsible for its own operating expenses. Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund normal operating expenses does not exceed 1.20% of the Fund’s average daily net assets until April 30, 2017. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses. The following table sets forth information concerning the advisory fee and waived/reimbursed fees and expenses.

	Fiscal Year Ended 12-31-13	Fiscal Year Ended 12-31-14	Fiscal Year Ended 12-31-15
Advisory fee paid (net of waiver)	$229,455	$389,911	$538,195
Advisory fee waived	$147,984	$163,565	$158,568
Total fees/expenses waived or reimbursed subject to recoupment	$147,984	$163,565	$158,568
Amount of recoupment during period	$0	$0	$0

PORTFOLIO MANAGER INFORMATION

Malcolm E. Polley, Matthew A. Di Filippo, Jonathan V. Pavlik, Nicholas J. Westrick, and Nathan Hartle are primarily responsible for the management of the Fund’s portfolio and have responsibility for the day-to-day management of the Fund.

Other Accounts Managed

No single portfolio manager is primarily responsible for the day-to-day management of the portfolio of any other account. All investment decisions for the Adviser's other accounts are made equally by the Portfolio Management Team comprised of Malcolm Polley, Matthew Di Fillipo, Jonathan Pavlik, Nicholas Westrick, and Nathan Hartle. The Adviser has 29 accounts with assets under management of approximately $1.2 billion (excluding the Fund). The Adviser does not manage any other registered investment company or pooled investment company. No accounts managed by the Adviser charge a performance based fee.

Conflicts that Exist as a Result of Managing Other Accounts

As an investment adviser and fiduciary, the Adviser owes its clients and Fund shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest. The Fund’s portfolio manager manages multiple accounts. The Adviser has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

Compensation

The following describes the structure and method of calculating the portfolio managers’ compensation as of December 31, 2015.

All portfolio managers’ compensation consists of a competitive base salary and discretionary bonuses. The discretionary bonuses are based on the performance of the Adviser, the performance of the investment portfolios the Portfolio Team manages, and S&T Wealth Management Group’s sales. Information concerning the dollar range of Fund shares owned by the portfolio managers as of December 31, 2015 is as follows: Malcolm Polley - $50,001 - $100,000; Matthew Di Fillipo - $10,001 - $50,000; Jonathan Pavlik - $10,001 - $50,000; Nicholas Westrick $10,001 - $50,000; and Nathan Hartle $1 - $10,000.

Distributor and Distribution Plan

UMB Distribution Services, LLC (the “Distributor”), 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as distributor for the Fund. The Distributor offers shares of the Fund on a continuous basis, reviews advertisements of the Fund and acts as liaison for the Fund’s broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distribution Agreement is effective for an initial term of one year and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board of Trustees or vote of a majority of outstanding shares of the Fund.

Rule 12b-1 under the 1940 Act provides that any payments made by the Fund (or any Class thereof) in connection with the distribution of its shares must be pursuant to a written plan describing all material aspects of the proposed financing of distribution and that any agreements entered into in furtherance of the plan must likewise be in writing. In accordance with Rule 12b-1, the Fund has adopted a 12b-1 Distribution and Service Plan.

Rule 12b-1 requires that the Distribution Plan (the “Plan”) and the Distribution Agreement be approved initially, and thereafter at least annually, by a vote of the Board, including a majority of the independent trustees who have no direct or indirect interest in the operation of the Plan or in any agreement relating to the Plan, cast in person at a meeting called for the purpose of voting on the Plan or agreement. Rule 12b-1 requires that the Distribution Agreement and the Plan provide, in substance:

(a)
that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in the preceding paragraph;

(b)
that any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Board, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

(c)
in the case of a Plan, that it may be terminated at any time by a vote of a majority of the members of the Board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by a vote of a majority of the outstanding voting shares of each affected Class or Classes of the Fund’s shares.

Rule 12b-1 further requires that the Plan may not be amended to increase materially the amount to be spent for distribution without approval by the shareholders of the affected Class or Classes and that all material amendments of the Plan must be approved in the manner described in the paragraph preceding clause (a) above.

Rule 12b-1 provides that a fund may rely upon Rule 12b-1 only if the selection and nomination of the independent trustees are committed to the discretion of the independent trustees. Rule 12b-1 provides that a fund may implement or continue the Plan only if the trustees who vote to approve the implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Board will consider whether there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

Under the Plan, the Fund pays the Distributor a monthly service fee equal on an annual basis to 0.25% of the average daily net assets. This fee is designed to compensate the Distributor and certain broker-dealers and financial institutions with which the Distributor has entered into selling arrangements for the provision of certain services to the holders of Fund shares, including, but not limited to, answering shareholder questions, providing shareholders with reports and other information and providing various other services relating to the maintenance of shareholder accounts.

For the fiscal years ended December 31, 2013, 2014 and 2015, the Fund paid $134,800, $197,670 and $248,844, respectively, in 12b-1 fees as compensation to broker-dealers.

The Plan requires the Fund and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

Administration, Fund Accounting and Transfer Agency Services

UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as Fund Administrator pursuant to an Administration and Fund Accounting Agreement with the Fund. As such, UMBFS provides all necessary bookkeeping, portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, and tax accounting services to the Fund. The Fund also covers out-of-pocket and other related expenses of UMBFS. For the fiscal years ended December 31, 2013, 2014 and 2015, the Fund paid fees of $59,598, $79,069 and $96,672 respectively, payable to UMBFS pursuant to the Administration and Fund Accounting Agreement.

UMBFS serves as transfer agent to the Fund pursuant to a Transfer Agency Agreement. Under the Transfer Agency Agreement, UMBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders. UMBFS will receive a transfer agent fee which will be billed on a monthly basis. For the fiscal years ended December 31, 2013, 2014 and 2015, the Fund paid fees of $64,748, $66,271, and $65,030 respectively, to UMBFS pursuant to the Transfer Agency Agreement.

Compliance Services

Hardin Compliance Consulting LLC (“HCC”), 290 Northgate Drive, Suite 100, Warrendale, PA 15086, provides compliance services pursuant to the Compliance Consulting Agreement with the Fund effective January 1, 2009. Pursuant to such Agreement, HCC is responsible for providing an individual to serve as the Fund’s Chief Compliance Officer and for providing certain ongoing regulatory compliance consulting, monitoring and reporting services designed to satisfy the Trust’s obligations under Rule 38a-1 of the 1940 Act. For these services, HCC receives a monthly fee of $3,000 plus reimbursement of certain out-of-pocket expenses. HCC is not affiliated with the Adviser or any of its corporate affiliates, but does provide Chief Compliance Officer services to the Adviser pursuant to a separate agreement. For the fiscal year ended December 31, 2013, 2014 and 2015, the Fund paid $36,000, $36,000 and $36,000 respectively, in compliance service fees as compensation to HCC.

Custodian

UMB Bank, n.a. (the “Custodian”), 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Fund’s custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities. Under the Custody Agreement, the Custodian receives a custody fee from the Fund for its services computed as of month end on the average net asset value of the portfolio, subject to a per month minimum and out-of-pocket costs. The Custodian is affiliated with UMBFS.

Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, an independent registered public accounting firm, provides professional services to the Fund, including audits of the Fund’s annual financial statements, assistance and consultation in connection with tax matters, SEC filings, and review of the annual income tax returns filed on behalf of the Fund.

PORTFOLIO TRANSACTIONS: BROKERAGE ALLOCATIONS AND OTHER PRACTICES

As a fiduciary, the Adviser has an obligation to seek to obtain the best execution of client transactions under the circumstances of the particular transaction. Generally, equity trading orders are processed and executed in the order received. The Adviser provides investment advisory services to many different types of client accounts. Certain portfolio management decisions may affect more than one account, for example when the Adviser decides to take an investment action with respect to all of the accounts they manage. This results in multiple trading orders relating to the same security but for different client accounts. In these cases, the Adviser may combine or aggregate purchase or sale orders for more than one client when the Adviser believes such aggregation is consistent with its duty to seek best execution. Such aggregation may be able to reduce commission costs or market impact on a per-share and per-dollar basis, because larger orders tend to have lower commission costs. The decision to aggregate is only made after the Adviser determines that: it does not intentionally favor any account over another; it does not systematically advantage or disadvantage any account; the Adviser does not receive any additional compensation or remuneration solely as the result of the aggregation; and each participating account will receive the average share price and will share pro rata in the transaction costs. However, there may be occasions when clients may pay disparate transaction costs due to minimum charges per account imposed by either the broker effecting the transaction or the client’s custodian. If there is an open order and a subsequent similar order for the same security for a different account is received by the Adviser’s trading desk, such subsequent order will generally be aggregated with any remainder of the original order consistent with the considerations set forth above.

From time to time, an aggregated order involving multiple accounts does not receive sufficient securities to fill all of the accounts. If an aggregated order cannot be filled in one day (a “partial fill”), the executed portion of the order is allocated to the participating accounts pro rata on the basis of order size, subject to certain exceptions.

The Adviser may determine that an order will not be aggregated with other orders for a number of reasons. These reasons may include: the account’s governing documents do not permit aggregation; a client has directed that trades be executed through a specific broker-dealer; aggregation is impractical because of specific trade directions received from the portfolio manager, e.g., a limit order; the order involves a different trading strategy; or if the Adviser otherwise determines that aggregation is not consistent with seeking best execution.

When the Adviser determines that multiple orders cannot be aggregated, the Adviser has adopted procedures that seek to ensure that client account orders are treated fairly and equitably over time. This includes requiring that client order instructions be transmitted to the executing broker at the same time. The Adviser may use other methods to ensure fair and equitable treatment over time, including rotating the execution order of different categories aggregated client orders.

From time to time, the Adviser places over-the-counter (“OTC”) transactions with a broker, which executes the trade as an agent, rather than as a market-maker in the security. The Adviser will retain a broker on an OTC trade when the Adviser cannot trade directly with a market-maker or if it is justified under the circumstances and will result in the best price on the trade. To make this determination, the Adviser will contact several sources, including a market-maker, for price quotations to determine if the broker’s price really is the most favorable under the circumstances. Under no circumstances does the Adviser “interposition” a broker in such trades for the purpose of generating a commission for such broker.

On occasion, a mistake may occur in the execution of a trade. As a fiduciary, the Adviser owes clients duties of loyalty and trust, and as such must treat trade errors in a fair and equitable manner. Errors may occur for a number of reasons, including human input error, systems error, communications error or incorrect application or understanding of a guideline or restriction. Examples of errors include, but are not limited to the following: buying securities not authorized for a client’s account; buying or selling incorrect securities; buying or selling incorrect amounts of securities; and buying or selling in violation of one of our policies. In correcting trade errors, the Adviser does not: make the client account absorb any financial loss due to the trade error; use soft dollars or directed trades to fix the error; or attempt to fix the error using another client account. To the extent correction of the error results in a loss to the client’s account, the Adviser reimburses the account. To the extent correction of the error results in a gain to the client’s account, the Adviser allows the client to keep the benefit.

It is the Adviser’s policy to seek the best execution of client security orders at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to it or its clients. The best price means the best net price without regard to the mix between purchase or sales price and commissions.

With respect to a specific order, the Adviser seeks to choose the broker most capable of providing the brokerage services necessary in seeking to obtain the best available price and most favorable execution. The Adviser notes the particular characteristics of a security to be traded including relevant market factors. The Adviser will also consider other factors such as: ability to minimize trading costs; level of trading expertise; infrastructure; ability to provide information or services; financial condition; confidentiality provided by broker-dealer; competitiveness of commission rates; evaluations of execution quality; promptness of execution; past history; ability to prospect for and find liquidity; difficulty of trade and security’s trading characteristics; size of order; liquidity of market; block trading capabilities; quality of settlements; specialized expertise; overall responsiveness; and willingness to commit capital. All of these considerations (and others as relevant) guide the Adviser in selecting the appropriate venue (e.g., an Electronic Communications Network (“ECN”) or Alternative Trading System (“ATS”), a traditional broker, a crossing network, etc.) in which to place an order and the proper tactics with which to trade.

In selecting a broker, the Adviser may also consider research or brokerage services provided by the broker-dealer, consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and related interpretative guidance.

Subject to the criteria of Section 28(e) of the Securities Exchange Act and regulatory guidance from the SEC, the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of the brokerage and research services provided by the broker. In other words, the Adviser may use client commissions or “soft dollars” to obtain research or brokerage services that benefit the Adviser and its accounts. Because the use of client commissions to pay for research or brokerage services for which the Adviser would otherwise have to pay presents a conflict of interest, the Adviser has adopted policies and procedures concerning soft dollars, which addresses all aspects of its use of client commissions and requires that such use be consistent with Section 28(e), provide lawful and appropriate assistance to us in the investment decision-making process, and that the Adviser determine that the value of the research or brokerage service obtained be reasonable in relation to the commissions paid.

The Adviser may use client commissions to pay for research prepared by broker-dealers who execute client transactions (“proprietary research”), research prepared by third parties but for which executing broker-dealers are obligated to pay (“third-party research”) and certain other research or brokerage services. The Fund used no Fund commissions for such purposes during the fiscal period ended December 31, 2015.

Research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, technical market information, risk measurement analyses, performance analyses and analyses of corporate responsibility issues. Such research services may be received in the form of written reports, telephone contacts and personal meetings with securities analysts. In addition, such research services may be provided in the form of access to various types of computer-generated data, meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives.

It is possible that research services received for a particular order will not inure to the direct benefit of the client, e.g., the Fund, for which an order is placed. The Adviser has concluded, however, that the aggregate benefits received from all orders will benefit all of its clients. Also, to facilitate best execution of trades, the Adviser may take advantage of order and report processing services offered by brokers who otherwise meet the Adviser’s selection criteria. The Adviser reviews all such research and brokerage services annually to determine the reasonableness of the brokerage allocation and/or price for such services. Receipt of products or services other than brokerage or research is not a factor in allocating brokerage.

Where the Adviser receives both administrative benefits and research and brokerage services from the services provided by brokers, a good faith allocation between the administrative benefits and the research and brokerage services will be made, and the Adviser will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the allocation by the Adviser of the costs of such benefits and services between those that primarily benefit the Adviser and those that primarily benefit clients.

The Adviser may enter into informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Adviser will allocate brokerage to those firms, provided that the value of any research and brokerage services is reasonable in relation to the amount of commission paid and subject to best execution. In no case will the Adviser make binding commitments as to the level of the brokerage commissions it will allocate to a broker. Nor does the Adviser “backstop” or otherwise guarantee any broker’s financial obligation to a third party for such research or services.

Under no circumstances does the Adviser consider the marketing efforts of broker-dealers on its or the Fund’s behalf or investment opportunities offered by broker-dealers in selecting broker-dealers to execute client trades. The Adviser also has policies and procedures in place to limit and monitor gifts and entertainment received from third parties, including broker-dealers that do business with the Adviser or wish to do business with the Adviser.

During the fiscal years ended December 31, 2013, 2014, and 2015, the Funds paid brokerage commissions on portfolio trades of $50,595, $46,624 and $61,320, respectively.

COMPENSATION TO FIRMS SELLING FUND SHARES

The Distributor receives all 12b-1 distribution and service fees. These charges are described in detail in the prospectus. The Distributor pays portions of the 12b-1 fees to firms authorized to sell Fund shares (“Authorized Firms”). The Distributor pays Authorized Firms an annual fee of 0.25% of each Fund investment.

From time to time, the Adviser, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

To the extent that Fund shares are held through S&T Bank or registered representatives affiliated with S&T Bank, S&T Bank or those individuals may receive distribution and/or shareholder servicing fees from the Fund’s distributor.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The Adviser makes payments for events it deems appropriate, subject to the Adviser’s guidelines and applicable law.

You can ask your dealer for information about any payments it receives from the Distributor and any services provided.

PROCESSING OR SERVICE FEES

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

FURTHER INFORMATION ON PURCHASE OF SHARES

Shares of the Fund are offered on a continuous basis at a price equal to their NAV at the time of purchase. The Fund is subject to a Rule 12b-1 asset-based distribution fee.

Investors may purchase shares of the Fund either through financial intermediaries or directly through the Distributor. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase or sale of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase or sale of shares that are different from, or in addition to, those imposed by the Fund, including the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements.

In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law. The public offering price of shares of the Fund is their NAV. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m. Eastern time) by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the NAV next determined. Orders received by the Fund or its agents prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund. If the financial intermediary fails to do so, the investor will not receive that day’s NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Exchange of Securities for Shares of a Fund

In certain circumstances, shares of the Fund may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities tendered as part of an in-kind purchase must be included in the index tracked by the Fund. Such securities must also be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the Exchange, or Nasdaq. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. Shares of the Fund are issued at the NAV determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt of the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending on the cost of the securities tendered.

The Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund; (2) the transaction will not cause the Fund’s weightings to become imbalanced with respect to the weightings of the securities included in the Fund’s target index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act, or otherwise restricted; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; and (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security).

Investors interested in purchasing Fund shares in kind should contact the Fund at (877) 420-4440.

TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

It is a policy of the Fund to make distributions of substantially all of its net investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any). If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. To the extent the Fund does not distribute (or is not deemed to distribute) all of its taxable income, the Fund will have to pay a corporate federal income tax on such income, after deducting the amount of any deductible dividend distributions. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level.

The Fund has qualified and intends to continue to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

All income dividends and capital gains distributions, if any, on the Fund’s shares are reinvested automatically in additional shares of the same class of shares of the Fund at the NAV determined on the first business day following the record date.

Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, and the Fund qualifies under Section 853 of the Code, it may elect to pass through such taxes to shareholders. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

Certain of the Fund’s transactions involving derivatives and other similar transactions, if any, may be subject to special provisions of the Code that, among other things, may affect the character, amount and timing of distributions to shareholders.

In general, you will recognize a gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.

Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certified that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

GENERAL INFORMATION

The proceeds from distributions will be reinvested in additional shares at NAV.

Interest or income, if any, earned on redemption checks sent to you during the time the checks remain uncashed will be retained by the Fund. The Fund will not be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable the Fund is required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (“ACH”) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. The Fund shall not be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Certain shareholder servicing agents may be authorized to accept your transaction request. For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an account application accepted by the Fund or entered into a selling agreement and/or servicing agreement with the Adviser or the Fund. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the Exchange or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the Exchange. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund or the Adviser may incur.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. The Fund will reject any order to buy or sell shares denominated in any other currency.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

The Fund will issue new shares at the Fund’s most current NAV. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund has registered an indefinite number of shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis. The Fund does not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

NET ASSET VALUE

The NAV of the Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the Exchange is open for trading. The Exchange is open for trading Monday through Friday, except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the current bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board. Short-term investments may be valued at amortized cost, which approximates fair value. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; and (d) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the Exchange, a Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

Foreign securities trading may not take place on all days when the Exchange is open, or may take place on Saturdays and other days when the Exchange is not open and the Fund’s NAV is not calculated. When determining NAV, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries are normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Fund that events affecting the valuation of the Fund’s securities occurring between the time its NAV is determined and the close of the Exchange, if material, may be reflected in such NAV.

Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the Exchange. For purposes of computing NAV, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange, which events would not be reflected in the computation of the Fund’s NAV. It is currently the policy of the Fund that events affecting the valuation of the Fund’s securities between such times and the close of the Exchange, if material, may be reflected in such NAV.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

REGISTRATION STATEMENT

The Fund has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The Fund’s audited financial statements contained in its 2015 annual report to shareholders are incorporated by reference into this SAI. The financial statements have been audited by BBD, LLP. You may request a copy of the annual report at no charge by calling (877) 420-4440 or by writing the Trust at UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.